UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2025

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2025, Cellectar Biosciences, Inc. (the “Company”) received notice from Nasdaq which indicated that under Nasdaq Listing Rule 5550(a)(2), the Company is required to maintain a minimum bid price for its common stock of $1.00 for continued listing.

The notice does not have any immediate impact on the listing of the Company’s stock on the Nasdaq exchange. The Company’s common stock remains listed on the Nasdaq Capital Market.

In accordance with the Nasdaq Listing Rules, the Company has 180 calendar days, or until July 29, 2025, to regain compliance with the bid price requirement. In the event the Company does not regain compliance within 180 calendar days, the Company may be eligible for additional time. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If Nasdaq believes that the Company meets these requirements and can cure the deficiency, Nasdaq will inform the Company that it has been granted an additional 180 calendar days. There can be no assurance that the Company will attain compliance with continued listing requirements during any initial or extension period that Nasdaq may grant. If the Company is unable to regain compliance within any period granted by Nasdaq, then the result would be the issuance of a delisting determination. The Company would at that time have the option to request a hearing before a Nasdaq Hearings Panel to present its plan to regain compliance and to request a further extension period to regain compliance. The request for a hearing would stay any delisting action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: January 31, 2025	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer